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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 9, 2005

                         MEDICAL PROPERTIES TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                        COMMISSION FILE NUMBER 001-32559

             MARYLAND                                             20-0191742
  (State or other jurisdiction                               (I. R. S. Employer
of incorporation or organization)                            Identification No.)

1000 URBAN CENTER DRIVE, SUITE 501
            BIRMINGHAM, AL                                            35242
(Address of principal executive offices)                           (Zip Code)

               Registrant's telephone number, including area code
                                 (205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 9, 2005, Medical Properties Trust, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release is filed as exhibit 99.1 to this report and is incorporated by reference herein. The information in this Form 8-K and exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL YEAR.

On August 8, 2005, the Company's Board of Directors amended the Bylaws of the Company to provide that the 2005 annual meeting of stockholders shall be held at such time and on such date during October 2005 as is determined by the Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (C)   EXHIBITS:

EXHIBIT
NUMBER      DESCRIPTION
-------     --------------------------------------------------------------------
3.1         Text of Amendment to Bylaws

99.1 Press release dated August 9, 2005 reporting financial results for the quarter ended June 30, 2005

                                       2

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MEDICAL PROPERTIES TRUST, INC.
                                        (Registrant)

                                        By: /s/ R. Steven Hamner
                                            -------------------------------
                                        R. Steven Hamner
                                        Executive Vice President
                                        and Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)

Date:    August  9, 2005

                                       3

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
-------     --------------------------------------------------------------------
3.1         Text of Amendment to Bylaws

99.1 Press release dated August 9, 2005 reporting financial results for the quarter ended June 30, 2005

                                       4